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                             INLAND NORTHWEST BANK

                        NON-QUALIFIED STOCK OPTION PLAN

                        (Approved by Directors 7/21/92)
                              (Revised 12/21/93)
                              (Revised 12/21/99)









                                Exhibit 10.2.3
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                               TABLE OF CONTENTS


1.   Purpose..............................................................  1

2.   Shares Subject to the Plan...........................................  1

3.   Administration of the Plan...........................................  1

4.   Duties of Board......................................................  1

5.   Grant of Options.....................................................  1
          (a)  Determine Optionees........................................  1
          (b)  Determine Exercisability...................................  1
          (c)  Determine Terms of Option Agreement........................  1

6.   Terms and Conditions of Options......................................  1
          (a)  Option Price...............................................  2
          (b)  Number of Shares...........................................  2
          (c)  Exercise of Option.........................................  2

7.   Specific Terms of the Option Agreement...............................  2
          (a)  Withholding Taxes..........................................  2
          (b)  Termination of Employment..................................  2
               (i)    Commission of a Crime...............................  3
               (ii)   Beach of Fiduciary Obligation.......................  3
               (iii)  Breach of Employment Terms..........................  3
          (c)  Nontransferability.........................................  3
          (d)  Adjustments................................................  3
          (e)  No Claim to Stock Option...................................  3
          (f)  No Rights as Shareholder...................................  3
          (g)  No Right to Continued Employment...........................  3
          (h)  Unsecured Obligation.......................................  3
          (i)  Compliance With Other Laws and Regulations.................  3
          (j)  Restrictions...............................................  4
          (k)  Investment Representation and Restrictions.................  4
          (l)  Governing Law..............................................  4
          (m)  Attorneys' Fees............................................  4
          (n)  Entire Agreement; Amendment................................  4
          (o)  Dissolution of Bank or Issuer..............................  4

8.   Determination of Fair Market Value...................................  5

9.   Reservation of Shares of Stock.......................................  5

10.  Amendment and Discontinuance.........................................  5

11.  Effective Date of the Plan...........................................  5

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                             INLAND NORTHWEST BANK

                        NON-QUALIFIED STOCK OPTION PLAN

     1. Purpose. The purpose of this Plan is to provide a means whereby INLAND NORTHWEST BANK (the "Bank") may, through the grant of non-qualified stock options to Key Employees, as defined below, attract and retain persons of ability as employees and motivate such employees to exert their best efforts on behalf of the Bank. The term "Key Employees" means employees of the Bank or other individuals rendering services to the Bank who, in the judgment of the Board referred to in Section 3 below, are considered especially important to the future of the Bank.

     2. Shares Subject to the Plan. The number of shares which may be issued pursuant to the options granted by the Board under this Plan shall not exceed 40,000 shares of the Common Stock of Northwest Bancorporation, Inc., the parent company of the Bank and the Issuer herein, pursuant to authorization granted by that company ("Stock"). Such shares are authorized and unissued shares until the option is exercised. Any shares subject to an option which expires for any reason or is terminated unexercised as to such shares may again be subject to an option under this Plan.

     3. Administration of the Plan. The Plan shall be administered by the Bank's Board of Directors (the "Board").

     4. Duties of Board. The Board shall interpret the Plan, prescribed, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable. Any interpretation, determination or other action made or taken by the Board shall be final, binding and conclusive.

     5. Grant of Options. Subject to the provisions of this Plan, the Board shall:

          (a) Determine Optionees. Determine and designate, from time to time, those Key Employees to whom options are to be granted and the number of shares of Stock subject to such options;

          (b) Determine Exercisability. Determine the time or times when and the manner in which each option shall be exercisable and the duration of the exercise period; and

          (c) Determine Terms of Option Agreement. Determine, pursuant to Sections 6 and 7, all terms and conditions regarding each option issued pursuant to this Plan.

     The Board shall have the sole and absolute discretion to issue options for differing numbers of shares and on differing terms even if said options are granted at the same time.

     6. Terms and Conditions of Options. Each option granted under the Plan shall be evidenced by an Option Agreement in a form determined by the Board and shall set forth the following:

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          (a)  Option Price.  The per share option price shall be one hundred percent (100%) of the fair market value of said share on the date the option is granted.

          (b) Number of Shares. Each option shall state the total number of shares of Stock to which it pertains.

          (c) Exercise of Option. The Option Agreement may permit the Optionee to exercise the option in installments. The Option Agreement shall specify when and/or on what events or conditions the right to exercise shall accrue and the period for which the right to exercise any option or installment thereof shall remain open; provided, however, that said period shall in no event be greater than ten (10) years from the date of grant.

     7. Specific Terms of the Option Agreement. Unless the Board determines otherwise, each Option Agreement issued pursuant to this Plan shall contain the following provisions:

          (a) Withholding Taxes. Whenever shares of stock are issued pursuant to this Plan, the Board shall (i) require the recipient of the stock to remit to the Bank an amount sufficient to satisfy all withholding and employment taxes, and (ii) may make such other arrangements for the payment of taxes, including bonusing the Optionee the amount thereof, as the Board shall determine.

          (b) Termination of Employment. If an Optionee's employment with the Bank terminates for any reason other than a discharge by the Bank "for cause" or termination as a result of the Optionee's death or disability, then, subject to Section 7(o), the Optionee may, within a period of ninety
     (90) days beginning the day following the date of such termination of employment, exercise any rights under outstanding Option Agreement(s), to the extent the Optionee was entitled to exercise such rights on the date of such employment termination. In the event of the death or disability of the Optionee while employed by the Bank, the Personal Representative of the Optionee's estate (or any other legal successor to the Optionee) may, subject to Section 7(o), within a period ending on the anniversary date of the Optionee's date of death or disability, exercise any rights under outstanding Option Agreement(s), to the extent the Optionee was entitled to exercise such rights on the date of the Optionee's death or disability. For the purposes of the foregoing, Optionee's employment shall be considered to have terminated by reason of disability if Optionee, because of a physical or mental disability, will be unable to perform the duties of his or her customary position of employment with the Bank for an indefinite period which the Board determines to be of a long and continued duration and the date of disability shall be the date of said determination by the Board. If the Optionee's employment is terminated by the Bank "for cause," all rights under any Option Agreement, both accrued and unaccrued, shall terminate and lapse. Thus, upon the date of a termination by the Bank "for cause," no unexercisable option or increment thereof shall thereafter become exercisable and no further exercises with respect to outstanding and exercisable options or increments thereof may occur. For the purpose of this Section 7(b), any of the following shall constitute a basis for a "for cause" termination:

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               (i)  Commission of a Crime.  Commission by the Optionee of any
          crime involving moral turpitude or any felony.

               (ii) Beach of Fiduciary Obligation. The Optionee's wilful breach of any fiduciary obligation owed to the Bank.

               (iii) Breach of Employment Terms. The Optionee's failure (for reasons other than death or disability) to diligently and satisfactorily discharge any material obligation of employment.

          (c) Nontransferability. All rights exercisable under Option Agreements granted pursuant to this Plan shall be nontransferable by the Optionee, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by Optionee.

          (d) Adjustments. In the event of any change in the outstanding shares of Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or other similar corporate change, then, if the Board shall determine, in its sole discretion, that such change necessarily or equitably requires an adjust in the number of shares subject to each outstanding option and the option prices or in the maximum number of shares subject to this Plan, such adjustments shall be made by the Board and shall be conclusive and binding for all purposes of this Plan.

          (e) No Claim to Stock Option. No employee or other person shall have any claim or right to be granted options under this Plan.

          (f) No Rights as Shareholder. An Optionee shall have no rights as a shareholder with respect to any Stock subject to an Option Agreement prior to the date of issuance to the Optionee of a certificate or certificates for such Stock.

          (g) No Right to Continued Employment. No option hereunder shall confer upon Optionee any right with respect to continuance of employment by the Bank, nor interfere in any way with the right of the Bank to terminate the Optionee's employment at any time.

          (h) Unsecured Obligation. Optionees under this Plan shall not have any interest in any fund or specific asset of the Bank by reason of this Plan. No trust fund shall be created in connection with this Plan or any award hereunder, and there shall be no required funding of amounts which may become payable to any Optionee.

          (i) Compliance With Other Laws and Regulations. All options hereunder and any obligation of the Issuer to sell and deliver shares hereunder, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any government or regulatory agency as may, in the option of the Issuer's legal counsel, be required. In addition, the Issuer shall not be required to issue or deliver any certificates for Stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Issuer,

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     on the advice of its legal counsel, shall determine to be necessary or advisable. An Option hereunder may not be exercised and the Bank shall have no liability under the Option Agreement or this Plan if its exercise, or the receipt of Stock pursuant thereto, would, in the opinion of the Issuer's legal counsel, be contrary to any applicable law.

          (j) Restrictions. All Stock acquired pursuant to Options issued hereunder shall be subject to any and all federal and state securities law restrictions as well as other restrictions applicable to the Issuer's common stock.

          (k) Investment Representation and Restrictions. The Board may require Optionee to furnish, prior to the issuance of any shares upon the exercise of all or any part of an option, an agreement (in such form as the Board may specify) in which Optionee represents that the shares acquired are being acquired for investment and not with a view to the sale or distribution thereof.

          (l) Governing Law. Any Option Agreement shall be interpreted, construed and governed according to the laws of the State of Washington. In the event of a dispute in which court proceedings occur, the venue for such dispute shall be Spokane County, Washington.

          (m) Attorneys Fees. In the event that any party to an Option Agreement shall bring an action in connection with the performance, breach or interpretation of such Agreement, or in any way relating to the transactions contemplated thereby, the prevailing party in such action shall be entitled to recover from the losing party all reasonable costs and expenses of litigation, including attorneys' fees, court costs, costs of investigation, accounting and other cost reasonably related to such litigation, in such amount as may be determined in the sole discretion of the court having jurisdiction over such action.

          (n) Entire Agreement; Amendment. The Option Agreement shall constitute the entire agreement between the parties thereto respecting options thereunder and may not be modified or amended, except by a written instrument signed by each of the parties thereto expressing such modification or amendment. The Option Agreement shall completely supersede any other agreement (oral or written) between the parties thereto respecting the options contemplated thereunder.

          (o) Dissolution of Bank or Issuer. As soon as practicable after the date of approval of the legal dissolution or liquidation of the Bank or Issuer, or a merger or consolidation in which the Bank or Issuer will not be the surviving corporation, the Board shall give written notice thereof to the Optionee. The Optionee shall have ten (10) business days from the date of receipt of said notice to exercise any option to the extent Optionee was entitled to exercise such right on the date of said approval. Except as provided in the sentence immediately preceding, upon approval of a transaction described in this Section 7(o), any and all rights under all Option Agreements issued pursuant to this Plan shall terminate. For purposes of the foregoing, the Personal Representative of a deceased Optionee's estate (or other legal successor) shall be considered the Optionee with respect to rights which, pursuant to Section 7(b) were exercisable on the date specified by this paragraph.

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     8.   Determination of Fair Market Value.  Whenever this Plan or an Option
Agreement shall require the determination of fair market value of the Issuer's stock, said determination shall be made by the Board and when made shall be binding and conclusive on all parties.

     9. Reservation of Shares of Stock. The Issuer may, during the term of this Plan, from time to time, reserve and keep available, or seek from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Issuer to obtain, from any regulatory body having jurisdiction, the authority deemed necessary by legal counsel for the Issuer to lawfully issue and sell its Stock hereunder shall relieve the Bank of any liability with respect to the failure to issue or sell Stock as to which the requisite authority has not been obtained.

     10. Amendment and Discontinuance. The Board may amend, suspend or discontinue the Plan. Except as authorized herein, the Board may not alter or impair any Option Agreement previously granted under the Plan, unless the consent of the Optionee is obtained.

     11. Effective Date of the Plan. The initial effective date of the Plan is July 21, 1992, and continues in effect as revised December 21, 1993 and December 21, 1999.

                                      INLAND NORTHWEST BANK



                                      By: /s/ William E. Shelby
                                          --------------------------------------
                                          Chairman of the Board of Directors

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